Nasdaq: CNFR Fulfilling the Unique Needs of Specialty Insurance Markets as a Long-Term Partner Q1 2024 Investor Conference Call May 15, 2024

Safe Harbor Statement This presentation contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on our management’s beliefs and assumptions and on information currently available to management. These forward-looking statements include, without limitation, statements regarding our industry, business strategy, plans, goals and expectations concerning our market position, product expansion, future operations, margins, profitability, future efficiencies, and other financial and operating information. When used in this discussion, the words “may,” “believes,” “intends,” “seeks,” “anticipates,” “plans,” “estimates,” “expects,” “should,” “assumes,” “continues,” “potential,” “could,” “will,” “future” and the negative of these or similar terms and phrases are intended to identify forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties, inherent risks and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our management’s beliefs and assumptions only as of the date of this presentation. Our actual future results may be materially different from what we expect due to factors largely outside our control, including the occurrence of severe weather conditions and other catastrophes, the cyclical nature of the insurance industry, future actions by regulators, our ability to obtain reinsurance coverage at reasonable rates and the effects of competition. These and other risks and uncertainties associated with our business are described under the heading “Risk Factors” in our most recently filed Annual Report on Form 10-K and our earnings press release for the quarter ended March 31, 2024, which should be read in conjunction with this presentation. The company and subsidiaries operate in a dynamic business environment, and therefore the risks identified are not meant to be exhaustive. Risk factors change and new risks emerge frequently. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. 2

Q1 2024 Highlights Strategic Shift Non-Risk Bearing Revenue for Q1 2024: $4.3M +3.9M over Q1 2023 Focus is on a production-based revenue model Maintaining profitable premium in Texas and Midwest homeowners business Consistent Future Profitability Expected Q1 2024 Combined Ratio: 96.7% Net Income allocable to common shareholders of $74,000 or $0.01 per share Q1 2024 Expense Ratio: 34.7% Beat our near-term target expense ratio of 35% Adjusted Book Value of $2.50 per share Includes $28.0M of DTAs ($2.29 per share) Total adjusted book value of $2.50 as of quarter ended March 31, 2024 3 Strategic Shift: Prioritizing Sustainable Profitability through Production-Based Revenue Model

Conifer Holdings, Inc. provides niche market insurance programs through Conifer Insurance Services, Conifer Insurance Company and White Pine Insurance Company on both an admitted and E&S basis. Program Portfolio Cannabis Craft Beverage CBD & Hemp Food & Beverage Liquor Liability Marijuana Liability Workers’ Compensation Specialty Homeowners Conifer’s Infrastructure Conifer Insurance Company Founded in 2009 Licensed & Admitted in 4 States (MI, IL, IN, SD) E&S in 49 States (Exc. NY) White Pine Insurance Company Founded in 2010 Licensed & Admitted in 44 States & DC 4 Conifer Insurance Services Wholly owned general agency Acts as a conduit for retail agents to access and write E&S and admitted policies for Conifer and White Pine Insurance Companies Facilitates specialty programs and markets on a select basis

Our Lines Of Business Commercial Personal 5 Gross Written Premium for Q1 2024: $24.3 Million, Down 32.9% YoY

Focus on classes where we have deep underwriting knowledge and experience Partner with retail and select wholesale agencies and retain underwriting authority in-house: Underwriting teams have established strong relationships with retail and wholesale specialists in these lines of business. With agents who specialize in our unique classes, we remain closer to our insureds and underwrite a stronger account / risk profile. A hallmark of our success has always been tight agent relationships that generate high account retention: Commercial retention in the quarter was over 90%. High account retention allows us to selectively grow market share where we see the best pricing and profitability. Leverage ability to write on E&S and admitted paper for rate and form flexibility: Our markets continue firming, and we are seeing rate increases in our specialty markets. Increasing rate, especially Excess & Surplus lines. Maintain low limits as much as possible: vast majority of property TIV is under $1M Also, we are seeing opportunities for additional market share movement in our space Continuing to emphasize specialty business, our premium mix remains firmly dedicated to Commercial Lines with 52.5% Specialty Commercial and 47.5% Personal Lines for Q1 2024. Commercial Lines Focus: Disciplined, Quality Underwriting 6

Gross written premium decrease reflects the Company’s strategic decision to reduce premium leverage on our operating subsidiaries and focus on non-risk bearing revenue Commercial Lines represented roughly 52% of the premium written in Q1 2024 $29.0 $12.8 MILLIONS (56.0)% Gross Written Premium Commercial Lines 7 YTD March 31, 2024 Top Five States Gross Written Premium $ in thousands Michigan $ 7,922 62.1% Ohio 1,040 8.1% West Virginia 527 4.1% Pennsylvania 476 3.7% Kentucky 465 3.7% All Other 2,332 18.3% Total $ 12,762 100.0%

Underwriting teams have established strong relationships with retail and wholesale specialists in low value dwelling markets Leverage ability to write on E&S and admitted paper, where possible, for rate and form flexibility Utilize technology to appropriately price our property risks Maintain competitive advantage in ease of use for agency portal and submission/bind process Cloud-based agency portal system with strong data mining and predictive outcome capabilities Maintain rate and underwriting discipline regardless of market cycles 8 Personal Lines Focus: Niche Specialty Homeowners Products

$7.2M $11.5M MILLIONS Gross Written Premium Personal Lines production was approximately 48% of total premium in Q1 2024 Growth in low-value dwelling segment with Texas as largest state +59.6% Personal Lines YTD March 31, 2024 Top Five States Gross Written Premium $ in thousands Texas $ 6,426 55.6% Oklahoma 4,510 39.1% Indiana 396 3.4% Illinois 158 1.4% Nevada 40 0.3% All Other 21 0.2% Total $ 11,551 100.0% 9

Combined Ratio: 96.7% for Q1 2024 Improvement of 2.8 percentage points compared to Q1 2023 Personal Lines Combined Ratio: 83.0% for the quarter Loss Ratio: Losses & LAE: $10.5 million for the quarter Loss Ratio: 62.0%, steady from Q1 2023 Personal Lines Loss Ratio: 46.2% for the quarter Expense Ratio: Sustained improvement in the first quarter, despite lower net earned premium Q1 2024 Expense Ratio: 34.7% Beat near-term target of 35% Q1 2024 Combined Ratio 99.5% 96.7% 10 Combined Ratio (280bps)

11 Q1 2024 Investment Portfolio Net Investment Income for Q1 2024: $1.6M Highly liquid portfolio of investment grade debt securities Total investment portfolio of $164.0M at March 31, 2024: Average duration: 2.7 years Average tax-equivalent yield: ~3.4% Average credit quality: AA+ Debt Security Portfolio Credit Rating $ in thousands March 31, 2024 Fair Value % of Total AAA $ 58,043 48% AA 37,014 31% A 16,781 14% BBB 8,696 7% Total Debt Securities $ 120,534 100% Debt Security Portfolio Allocation

Aligned and Experienced Management Team Insiders own 70% of outstanding stock Nicholas Petcoff CEO & Director As Director & Co-Chief Executive Officer of Conifer Holdings, Inc., Nick Petcoff oversees the Company's Underwriting, Reinsurance, Claims and Information Technology operations. Mr. Petcoff is also Director and President of Conifer Insurance Company and President of White Pine Insurance Company, both wholly owned subsidiaries of Conifer Holdings, Inc. He has been with the Company since 2009 and has more than 19 years of experience in the insurance industry. Mr. Petcoff’s distinctive skillset in the areas of Underwriting, Claims and Treaty Reinsurance equips him to direct the Company’s overall strategy, growing the business while enabling the Company to conceptualize and deftly respond to market needs. Brian Roney President As President of Conifer Holdings, Inc., Brian Roney oversees the Company's finance and investor relations functions, as well as general operations. He has been with the Company since 2010 and has more than 25 years of experience in the insurance industry. Mr. Roney has a B.A. from the University of Notre Dame and a M.B.A. from the University of Detroit. Mr. Roney has more than 35 years of financial services experience and spent 10 years in the securities industry as a principal with a broker-dealer, where he specialized in public and private offerings and held FINRA (NASD) Series 7, 24 and 63 licenses. Mr. Roney's prior experience with multiple publicly traded insurance companies brings vital public company expertise to the executive leadership team. Harold Meloche Chief Financial Officer & Treasurer As Chief Financial Officer and Treasurer of Conifer Holdings, Inc., Harold Meloche has primary responsibility over accounting and financial reporting. Mr. Meloche has been with the Company since 2013 and has over 30 years of experience in the insurance industry. Mr. Meloche is a registered Certified Public Accountant and his analytical expertise bears considerable value to the Company’s financial leadership team. 12

Contact: Jessica Gulis (248) 559-0840 ir@cnfrh.com Appendix Income Statement Balance Sheet Summary Financial Information Adjusted Operating EPS 13

Net income allocable to common shareholders of $74,000, or $0.01 per share, based on 12.2 million average shares outstanding For Q1 2024, adjusted operating income was $188,000, or $0.02 per share Three Months Ended March 31, ($ in thousands, except per share data) 2024 2023 Gross Written Premium $ 24,313 $ 36,214 Net Written Premium 15,391 18,342 Net Earned Premium 16,887 21,952 Net Income (Loss) allocable to common shareholders 74 1,001 EPS, Basic and Diluted $ 0.01 $ 0.08 Adjusted Operating Income (Loss) 188 307 Adjusted Operating Income (Loss) per share $ 0.02 $ 0.03 Q1 2024 Income Statement 14

Shareholders’ equity of $2.6 million – book value of $0.21 per share $2.29 per share full valuation allowance against deferred tax assets not reflected in book value Total adjusted book value of $2.50 as of quarter ended March 31, 2024 Summary Balance Sheet $ in thousands March 31, 2024 March 31, 2023 Cash & Invested Assets $ 163,961 $ 162,662 Reinsurance Recoverables 78,882 70,124 Goodwill and Intangible Assets 985 985 Total Assets $ 301,078 $ 293,171 Unpaid Losses and Loss Adjustment Expenses 175,826 145,362 Unearned Premiums 55,231 69,807 Debt 24,946 33,954 Total Liabilities $ 298,519 $ 270,879 Total Shareholders' Equity $ 2,559 $ 22,292 March 31, 2024 Balance Sheet 15

Operating Results Three Months Ended March 31,  $ in thousands, except per share data 2024 2023 Gross Written Premiums $24,313 36,214 Ceded Written Premiums (8,922) (17,872) Net Written Premiums 15,391 18,342 Net Earned Premiums 16,887 21,952 Net Investment Income 1,552 1,307 Net Realized Investment Gains (Losses) - - Change in Fair Value of Equity Securities 43 694 Other Gains (Losses) - - Agency commission income 4,336 430 Other Income 260 196 Total Revenue and Other Income 23,078 24,579 Losses and Loss Adjustment Expenses, Net 10,520 13,713 Policy Acquisition Costs 7,013 4,721 Operating Expenses 4,495 4,279 Interest Expense 877 686 Total Expenses 22,905 23,399 Income (Loss) before Equity Earnings in Affiliate and Income Taxes 173 1,180 Equity Earnings in Affiliate, Net of Tax 58 (179) Income Tax (Benefit) Expense - - Net Income (Loss) 231 1,001 Preferred stock dividends 157 - Net income (loss) allocable to common shareholders 74 1001 Earnings (Loss) per Common Share, Basic and Diluted 0.01 0.08 Weighted Average Common Shares Outstanding, Basic and Diluted 12,222,881 12,215,849 Summary Financial Information 16

Definitions of Non-GAAP Measures Conifer prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners' (NAIC) Accounting Practices and Procedures Manual, and therefore is not reconciled to GAAP data. We believe that investors’ understanding of Conifer’s performance is enhanced by our disclosure of adjusted operating income. Our method for calculating this measure may differ from that used by other companies and therefore comparability may be limited. We define adjusted operating income (loss), a non-GAAP measure, as net income (loss) excluding: 1) net realized investment gains and losses, 2) change in fair value of equity securities and 3) Other gains (losses). We use adjusted operating income as an internal performance measure in the management of our operations because we believe it gives our management and other users of our financial information useful insight into our results of operations and our underlying business performance. Adjusted Operating Income 17 * The Company has recorded a full valuation allowance against its deferred tax assets as of March 31, 2024 and March 31, 2023, respectively. As a result, there were no taxable impacts to adjusted operating income from the adjustments to net income (loss) in the table above after taking into account the use of NOLs and the change in the valuation allowance.